Exhibit 7.01

                             JOINT FILING AGREEMENT


     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $.01 per share, of Price Communications Corporation and that this Agreement be included as an Exhibit to such statement on Schedule 13D.

     IN  WITNESS  WHEREOF,   the  undersigned  hereby  executes  this  Agreement
effective as of the 22nd day of January,  1999.


                                             Michael J. Marocco
                                             -----------------------------------
                                             Michael J. Marocco


                                             John Kornreich
                                             -----------------------------------
                                             John Kornreich


                                             Harvey Sandler
                                             -----------------------------------
                                             Harvey Sandler


                                             Andrew Sandler
                                             -----------------------------------
                                             Andrew Sandler


                                   SANDLER CAPITAL MANAGEMENT

                                   By:  ARH Corp.

                                        By:  Edward Grinacoff
                                             -----------------------------------
                                             Name: Edward Grinacoff
                                             Title: Secretary and Treasurer


                                   -20 of 21-

                                             Phyllis Sandler
                                             -----------------------------------
                                             Phyllis Sandler


                                   SANDLER ASSOCIATES


                                             By: Andrew Sandler
                                                 -------------------------------
                                                 Name: Andrew Sandler
                                                 Title: General Partner

                                   J.K. MEDIA L.P.


                                             By: John Kornreich
                                                 -------------------------------
                                                 Name: John Kornreich
                                                 Title: General Partner


                                             Douglas Schimmel
                                             -----------------------------------
                                             Douglas Schimmel


                                             Hannah Stone
                                             -----------------------------------
                                             Hannah Stone


                                             David Lee
                                             -----------------------------------
                                             David Lee

                                   -21 of 21-